EXHIBIT 99 (d)

                               STATE OF MINNESOTA
                            COMMISSIONER OF COMMERCE
In the Matter of the
Securities Broker-Dealer                                         CONSENT ORDER
License of Piper Jaffray Inc.,
CRD Number 665, and the
Investment Adviser License of
Piper Capital Management Incorporated,
License Number IA 377.
TO:   Piper Jaffray Inc.
      222 South Ninth Street
      Minneapolis, MN 55402-3804
      Piper Capital Management Incorporated
      222 South Ninth Street
      Minneapolis, MN 55402-3804

      Commissioner of Commerce David B. Gruenes (hereinafter "Commissioner") has determined as follows:
      1.    The  Commissioner  has advised  Piper  Jaffray  Inc.  (hereinafter referred to as PJI) and Piper Capital Management Incorporated (hereinafter referred to as PCM) (hereinafter referred together as "Respondents") that he is prepared to commence formal action pursuant to Minn. Stat. S45.027, subd.
7 (1994).
      2. The Commissioner alleges that Respondents failed reasonably to supervise their respective agents, employees, and/or investment adviser representatives in connection with the marketing of the Piper Funds Inc. Institutional Government Income Portfolio and such failure to supervise by Respondents is a violation of Minn. Stat. S80A.07, subd. 1 (10) (1994).
      3.    Respondents  deny that they  have  failed in any way to  supervise
their  agents,  employees,  and/or  investment  adviser  representatives,   or
otherwise committed any violation of Minn. Stat. S80A.07, subd. 1(10)(1994). Respondents assert that they are entering into this Consent Order for the sole purpose of resolving this matter without further delay, expense and
diversion  of  the  time  and  energies  of  their   officers  and  employees.
Respondents have agreed to informal disposition of this matter without a hearing as provided under Minn. Stat. S 14.59 (1994) and Minn. Rules pt. 1400.5900 (1993).
      4. This Consent Order resolves any and all claims by the Commissioner arising out of the activities of Respondents and their officers prior to the date of the signing of this order which have or could result in the Commissioner alleging failure on the part of Respondents to supervise their agents or employees in connection with the offer and sale of mutual funds managed by Respondent PCM. Both the Commissioner and the Respondents agree that this order represents an informal settlement and that there has been no hearing, findings of fact or conclusions of law with respect to the allegations of the Commissioner.
       5. The Commissioner hereby determines that Respondents entering into this Consent Order will not preclude or disqualify Respondent PJI from acting as a broker-dealer or Respondent PCM from acting as an investment adviser pursuant to the laws and regulations of the State of Minnesota.
       6. Respondents acknowledge that they have been advised of their rights to a hearing in this matter, to present argument to the Commissioner and to appeal from any adverse determination after a hearing, and Respondents hereby expressly waive those rights. Respondents further acknowledge that they have been represented by legal counsel throughout these proceedings.
       7. Respondents will, as a result of the Commissioner's willingness to resolve this matter informally, donate, upon execution of this Order:
      (a)   $200,000 to the Minnesota Food Bank Network; and
      (b) $50,000 to the Business Economics Education Foundation, on behalf of the Stock Market Game(TM)
and shall provide the Commissioner with evidence of such payments.
      8. Respondents agree that their total contributions pursuant to this agreement shall be in addition to any amounts ordinarily and customarily contributed by Respondents and any of their corporate affiliates for any charitable purposes. Neither Respondents nor any corporate affiliate may reduce or eliminate any charitable contribution which would otherwise be made in order to totally or partially offset the amounts contributed pursuant to this Order.
      9.      The following Order is in the public interest.
       NOW,  THEREFORE,  IT  IS  HEREBY  ORDERED,   pursuant  to  Minn.  Stat.
S~80A.07, subd. 1(1994), that Respondent PJI is censured;
       IT IS FURTHER  ORDERED,  pursuant  to Minn.  Stat.  S~80A.07,  subd.  1
(1994), that Respondent PCM is censured;
IT IS FURTHER ORDERED, pursuant to Minn. Stat. S45.027, subd.~6~(1994), that Respondent PJI shall pay to the State of Minnesota a civil penalty of $150,000;
      IT IS  FURTHER  ORDERED,  pursuant  to Minn.  Stat.  S45.027,  subd.  6
(1994), that Respondent PCM shall pay to the State of Minnesota a civil penalty of $150,000;
      IT IS FURTHER ORDERED that Respondents, jointly and severally, shall pay to the State of Minnesota costs of the Department of Commerce investigation of this matter in the amount of $100,000;
      IT IS FURTHER ORDERED that Respondents shall comply with the following undertakings:
      (1) PJI shall retain (if not already retained) an Independent Consultant not unacceptable to the Commissioner ("Consultant") within 90 days of the date hereof unless otherwise extended by agreement with the staff of the Commissioner. PJI shall pay all reasonable fees and expenses of the Consultant;
      (2) Consultant shall, within 270 days of the date hereof, unless otherwise extended by agreement among PJI, the Consultant and the staff of the Commissioner, complete a review of PJI's practices and its written procedures, make recommendations based upon that review, prepare a written report detailing its recommendations, ("PJI Consultant's Report"), and deliver such report to PJI. Such review shall include, but not be limited to the following areas:
            (a) practices and procedures regarding PJI's review and distribution of sales literature, broker-only information, scripts, visuals, presentations and other information distributed to brokers or customers, or used during presentations to brokers or customers, relating to mutual funds managed by PCM;
            (b) practices and procedures regarding the requirements that a registered principal of PJI approve sales literature relating to mutual funds managed by PCM, and that evidence of such approval be maintained, including the training and supervision of such registered principal;
            (c)   practices and procedures regarding PJI's review of the sale of mutual funds managed by PCM by PJI's registered representatives, including the periodic training of registered representatives, PJI's "due diligence" process regarding such funds, and its process to continually update the registered representatives regarding the portfolio composition of such funds and the nature and risk of the funds, to assure appropriate oral and written disclosure to clients;
            (d) practices and procedures regarding the review and written endorsement of correspondence relating to the recommendation or sale of mutual funds managed by PCM;
            (e) practices and procedures regarding written suitability standards for the recommendation and sale of mutual funds managed by PCM, and the process of making suitability determinations;
            (f) practices and procedures regarding the supervision of registered representatives' sale of mutual funds managed by PCM, including specific supervisory responsibilities for the review and written endorsement of correspondence, the review of suitability determinations, and the authority and responsibility of branch, regional and other sales managers;
            (g) practices and procedures regarding the role of PJI's legal department and PJI's compliance department with regard to sales practices and advertising for mutual funds managed by PCM; and
            (h) practices and procedures regarding the appropriate registration of individuals and the designation of principals as set forth in the rules of the National Association of Securities Dealers.
      (3) Except as provided below with respect to any recommendation deemed unduly burdensome by PJI, (i)all policies, procedures and practices recommended by the Consultant shall be adopted and implemented by PJI, through appropriate revisions to its supervisory and compliance manuals or otherwise, and (ii) the PJI Consultant's Report shall be made available to the Commissioner within 60 days of its issuance, along with a written report by PJI regarding the implementation of such recommendations, including the status of any recommendations deemed unduly burdensome as provided below. The Commissioner shall have unlimited access to all such reports including the PJI Consultant's Report during normal business hours. PJI shall use its best effort to assure that the Consultant's recommendations are implemented to the extent reasonably possible within one year following the date upon which the Commissioner has executed this Consent Order. If PJI determines that a specific recommendation is unduly burdensome, then PJI shall take the following steps:
            (a)   PJI shall submit such recommendation, and its reasons for
                  failure   to   implement   such   recommendation,   and  any
                  alternative recommendation to its Audit Committee;
            (b) The Audit Committee shall review the recommendation, any suggested alternative, and determine whether the failure to implement the Consultant's recommendation is appropriate, and whether the alternative recommendation achieves the same objective as the PJI Consultant's Report's recommendation, and provide a written summary of its findings ("the Audit Committee Report");
            (c) The Audit Committee Report and the PJI Consultant's Report shall be made available to the Commissioner who shall, after review of such reports and, in his sole discretion, determine whether the failure to implement any recommendation of the Consultant and the implementation of an alternative procedure is acceptable.
      (4) PCM shall retain (if not already retained) an Independent Consultant not unacceptable to the Commissioner ("Consultant") within 90 days of the date hereof unless otherwise extended by agreement with the staff of the Commissioner. PCM shall pay all reasonable fees and expenses of the Consultant;
      (5) Consultant shall, within 270 days of the date hereof, unless otherwise extended by agreement among PCM, the Consultant and the staff of the Commissioner, complete a review of PCM's practices ant its written procedures, make recommendations based upon that review, prepare a written report detailing its recommendations, ("PCM Consultant's Report"), and deliver such report to PCM. Such review shall include, but not be limited to PCM's role, if any, in the following areas:
            (a) practices and procedures regarding PCM's review and distribution of sales literature, broker-only information, scripts, visuals, presentations and other information distributed to brokers or customers, or used during presentations to brokers or customers, relating to mutual funds managed by PCM;
            (b) practices and procedures regarding the requirements that a registered principal of PJI, working as an employee of PCM, approve sales literature relating to mutual funds managed by PCM, and that evidence of such approval be maintained, including the training and supervision of such registered principal;
            (c) practices and procedures regarding PCM's review of the sale of mutual funds managed by PCM, including the periodic training of registered representatives of PJI, PCM's "due diligence" process regarding proprietary funds, and its process to continually update registered representatives regarding the portfolio composition of such mutual funds and the nature and risk of the funds, to assure appropriate oral and written disclosure to clients;
            (d) practices and procedures regarding the review and written endorsement of correspondence relating to the recommendation or sale of mutual funds managed by PCM;
            (e) practices and procedures regarding written suitability standards for the recommendation and sale of mutual funds managed by PCM, and the process of making suitability determinations;
            (f) practices and procedures regarding the supervision of the sale of mutual funds managed by PCM, including specific supervisory responsibilities for the review and written endorsement of correspondence, and the review of suitability determinations;
            (g) practices and procedures regarding the role of PCM's legal department and PCM's compliance department with regard to sales practices and advertising for mutual funds managed by PCM; and
            (h) practices and procedures regarding the appropriate registration of individuals and the designation of principals as set forth in the Rules of the National Association of Securities Dealers.
      (6) Except as provided below with respect to any recommendation deemed unduly burdensome by PCM, (i) all policies, procedures and practices recommended by the Consultant shall be adopted and implemented by PJI, through appropriate revisions to its supervisory and compliance manuals or otherwise, and (ii) the PCM Consultant's Report shall be made available to the Commissioner simultaneously with the PJI Consultant's Report, along with a written report by PCM regarding the implementation of such recommendations, including the status of any recommendations deemed unduly burdensome as provided below. The Commissioner shall have unlimited access to all such reports including the PCM Consultant's Report during normal business hours. PCM shall use its best effort to assure that the Consultant's recommendations are implemented to the extent reasonably possible within one year following the date upon which the Commissioner has executed this Consent Order. If PCM determines that a specific recommendation is unduly burdensome, then PCM shall take the following steps:
            (a)   PCM shall submit such  recommendation,  and its reasons for
                  failure   to   implement   such   recommendation,   and  any
                  alternative recommendation to its Audit Committee;
            (b) The Audit Committee shall review the recommendation, any suggested alternative, and determine whether the failure to implement the Consultant's recommendation is appropriate, and whether the alternative recommendation achieves the same objective as the PCM Consultant's Report's recommendation, and provide a written summary of its findings (the "Audit Committee Report");
            (c) The Audit Committee Report and the PCM Consultant's Report shall be made available to the Commissioner who shall, after review of such reports and, in his sole discretion, determine whether the failure to implement any recommendation of the Consultant and the implementation of an alternative procedure is acceptable.
      IT IS FURTHER ORDERED that Respondent PJI shall designate an employee of the Compliance Department to be responsible specifically for state compliance and Respondent PJI shall notify all states of the identity of that employee;
      IT IS FURTHER ORDERED that Respondents shall be prohibited permanently from entering into any civil or other settlement with clients or employees which would prohibit or limit disclosure to regulatory authorities; and,
      IT IS FURTHER ORDERED that Respondent PJI will update a registered representative's license history with the Department by filing a Form U-4 or Form U-5 within 30 days of the occurrence of an applicable event, and in compliance with the customer complaint question of Form U-4 and its reporting requirements, as amended, including but not limited to the reporting of customer complaints (as the term "complaint" is defined in Minn. Rule pt. 2875.1510
(1993)) in which the customer alleges damages of $10,000 or more, fraud (including but not limited to fraudulent or deceptive acts as defined by Minn. Rule pt. 2875.1050 (1993)), or wrongful taking of property. Further, all licensed agents of PJI employed by PCM shall update, if not already disclosed, their Form U-4 to reflect such employment.
      This Order shall be effective upon signature of the Commissioner.
Dated:   March 6, 1996                  By:   /s/ David B. Gruenes
                                              DAVID B. GRUENES
                                              Commissioner of Commerce
                                              133 East Seventh Street
                                              Saint Paul, Minnesota 55101
                                              Telephone:  (612) 296-2594

CONSENT TO ENTRY OF ORDER
      The undersigned, acting on behalf of Piper Jaffray Inc., states that he has read the foregoing Consent Order; that he knows and fully understands its contents and effect; that he is authorized to execute this Consent to Entry of Order on behalf of Piper Jaffray Inc.; that he has been advised of Piper Jaffray Inc.'s right to a hearing; that Piper Jaffray Inc. has been represented by legal counsel in this matter; and, Piper Jaffray Inc. consents to entry of this Order by the Commissioner of Commerce. It is further expressly understood that this Order constitutes the entire settlement agreement between the parties hereto, there being no other promises or agreements, either expressed or implied.

                                    Piper Jaffray Inc.



                                    By:/s/ Andrew S. Duff
                                          ANDREW S. DUFF
                                          Its President

STATE OF MINNESOTA            )
                              ) ss
COUNTY OF Hennepin            )

Acknowledged before me this
27th day of February , 1996.

/s/ Leslie A. Johnson
Notary Public

CONSENT TO ENTRY OF ORDER
      The undersigned, acting on behalf of Piper Capital Management Incorporated, states that he has read the foregoing Consent Order; that he knows and fully understands its contents and effect; that he is authorized to execute this Consent to Entry of Order on behalf of Piper Capital Management
Incorporated; that he has been advised of Piper Capital Management Incorporated's right to a hearing; that Piper Capital Management Incorporated has been represented by legal counsel in this matter; and, Piper Capital Management Incorporated consents to entry of this Order by the Commissioner of Commerce. It is further expressly understood that this Order constitutes the entire settlement agreement between the parties hereto, there being no other promises or agreements, either expressed or implied.

                                    Piper Capital Management Incorporated



                                    By: /s/William H. Ellis
                                          WILLIAM H. ELLIS
                                          Its President
STATE OF MINNESOTA            )
                              ) ss
COUNTY OF Hennepin            )

Acknowledged before me this
27th day of February , 1996.

/s/ Janice A. Hennings
Notary Public